UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): September 22, 2023

___________________________________________________________

ACURA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

___________________________________________________________

New York	1-10113	11-0853640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

616 N. North Court, Suite 120

Palatine, Illinois 60067

(Address of principal executive offices) (Zip code)

(847) 705-7709

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ACUR	OTC Market – OTC Expert Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 22, 2023, Mr. Bruce F. (Toby) Wesson retired and resigned as a member of our Board of Directors and the Board of Directors of our Acura Pharmaceutical Technologies, Inc. subsidiary. Mr. Wesson has agreed to serve as Director Emeritus following his resignation. In such capacity, Mr. Wesson may attend Board and Committee meetings and participate in the discussion of matters at such meetings, but he will not have voting rights on any such matters.

Mr. Wesson has been a member of our Board of Directors since March 1998. From January 1991 until June 30, 2011, Mr. Wesson was a Partner of Galen Associates, a health care venture firm, and a General Partner of Galen Partners III, L.P. Prior to January 1991, he was Senior Vice President and Managing Director of Smith Barney, Harris Upham & Co. Inc., an investment banking firm.  From May 2006 until June 2016 he served on the Board of Derma Sciences, Inc. From June 1999 until January 2016 he served as director of the Board of MedAssets, Inc. and for over eight years until January 2016 served as Vice Chairman of MedAssets, Inc. Mr. Wesson earned a Bachelor of Arts degree from Colgate University and a Masters of Business Administration from Columbia University.

As a member of Acura's Board, Mr. Wesson helped to oversee the transformation of Acura from a troubled generic pharmaceutical manufacturer to an innovative specialty pharmaceutical company.

Remarking on the Mr. Wesson's retirement, Robert Jones, CEO stated, "We are very grateful to Toby for his many years of outstanding service to the Company. His willingness to serve as Director Emeritus will allow the Board to continue to avail itself of his wisdom, judgment and experience."

The vacancy on our Board created by Mr. Wesson's retirement will remain until the Board appoints a successor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

By:	/s/ Peter A. Clemens
Peter A. Clemens
Senior Vice President & Chief Financial Officer

Date:        September 22, 2023

3